EXECUTION

RECONSTITUTED SERVICING AGREEMENT

This Reconstituted Servicing Agreement (this “Agreement”) dated as of November 1, 2005, is by and among GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (“GCFP”), COUNTRYWIDE HOME LOANS, INC. (“CHL”) and COUNTRYWIDE HOME LOANS SERVICING LP, as servicer (the “Servicer” or “Countrywide Servicing”) and is acknowledged by U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”).

RECITALS

WHEREAS, GCFP has conveyed certain mortgage loans listed on Exhibit Two hereto (the “Serviced Loans”) to Greenwich Capital Acceptance, Inc. (“GCA”), which in turn has conveyed the Serviced Loans to the Trustee pursuant to a pooling agreement dated as of November 1, 2005 (the “Pooling Agreement”), among GCFP, GCA and the Trustee;

WHEREAS, the Serviced Loans were serviced by CHL for GCFP pursuant to a Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003 and as amended by that certain Amendment Number One, dated as of November 1, 2004 (together, the “Servicing Agreement”), between GCFP and CHL, a copy of which is annexed hereto as Exhibit Three;

WHEREAS, CHL has assigned its servicing rights under the Servicing Agreement with respect to the Serviced Loans to Countrywide Servicing;

WHEREAS, GCFP desires that Countrywide Servicing continue to service the Serviced Loans and Countrywide Servicing has agreed to do so, subject to the rights of GCFP and the Trustee to terminate the rights and obligations of Countrywide Servicing hereunder as set forth herein and to the other conditions set forth herein;

WHEREAS, Section 24 of the Servicing Agreement provides that, subject to certain conditions set forth therein, GCFP may assign the Servicing Agreement to any person to whom any “Mortgage Loan” (as such term is defined in the Servicing Agreement) is transferred pursuant to a sale or financing.  Without limiting the foregoing, CHL has agreed, in Section 12 and Section 29 of the Servicing Agreement, to enter into additional documents, instruments or agreements as may be reasonably necessary in connection with any “Pass-Through Transfer” (as such term is defined in the Servicing Agreement) contemplated by GCFP pursuant to the Servicing Agreement;

WHEREAS, CHL, Countrywide Servicing and GCFP agree that this Agreement shall constitute a “Reconstitution Agreement” (as such term is defined in the Servicing Agreement) in connection with a Pass-Through Transfer that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement;

WHEREAS, the Trustee and any successor Trustee, shall have the right to terminate the rights and obligations of Countrywide Servicing upon the occurrence and continuance of an Event of Default under this Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

Definitions

Capitalized terms used and not defined in this Agreement (including Exhibit One hereto) or in the Servicing Agreement shall have the meanings ascribed to them in the Pooling Agreement.

Servicing

Countrywide Servicing agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Seller (as such term is defined in the Servicing Agreement) under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit One hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

Trust Cut-off Date

The parties hereto acknowledge that by operation of Section 11.17 of the Servicing Addendum to the Servicing Agreement (as modified by this Agreement) the remittance on December 16, 2005 to be made to the Trust Fund is to include all principal collections due after November 1, 2005 (the “Trust Cut-off Date”), plus interest thereon at the weighted average Mortgage Interest Rate collected during the immediately preceding Due Period, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Section 11.17 of the Servicing Addendum to the Servicing Agreement.

Servicing Fee

The Servicing Fee rate for the Serviced Loans shall be equal to 0.375% per annum (the “Servicing Fee Rate”).  The Servicing Fee shall be payable monthly from the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 11.05 of the Servicing Addendum to the Servicing Agreement) of the related Monthly Payment collected by the Servicer (or as otherwise provided under Section 11.05 of the Servicing Addendum to the Servicing Agreement).

Recognition of the Trustee

1.

From and after the date hereof Countrywide Servicing and CHL shall recognize the HarborView 2005-16 Trust Fund (the “Trust Fund”) as the owner of the Serviced Loans, and Countrywide Servicing will service the Serviced Loans for the Trust Fund as if the Trust Fund and Countrywide Servicing had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the Servicing Agreement.  Pursuant to the Pooling Agreement, the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as GCFP under the Servicing Agreement to enforce the obligations of Countrywide Servicing and CHL, including, without limitation, the enforcement of (i) the document delivery requirements set forth in Section 6.03 of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by CHL in the Servicing Agreement, and shall be entitled to enforce all of the obligations of Countrywide Servicing and CHL thereunder insofar as they relate to the Mortgage Loans.  CHL and Countrywide Servicing shall look solely to the Trust Fund for performance of any obligations of GCFP insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans.  All references to the Purchaser under the Servicing Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust Fund.  Neither CHL nor GCFP shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Serviced Loans or CHL’s performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee.

2.

The Trustee shall be entitled to terminate the rights and obligations of Countrywide Servicing under this Agreement, as provided in Section 14 (Default) of the Servicing Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Trustee be required to assume any of the obligations of GCFP under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Trustee of any duties it may have hereunder, and in the exercise by the Trustee of its rights the parties and other signatories hereto agree that the Trustee shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Trustee under the Pooling Agreement.  Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Purchaser to reimburse the Seller for any costs or expenses shall be satisfied by the Seller’s reimbursement of such costs or expenses from the Custodial Account.

Warranties

GCFP, CHL and Countrywide Servicing mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans and no notice of termination has been given thereunder.

Representations

Pursuant to Section 12 of the Servicing Agreement, CHL hereby represents and warrants, for the benefit of GCFP, GCA, the Trustee and the Trust Fund, that (i) the representations and warranties set forth in Section 7.01 of the Servicing Agreement are true and correct as of November 30, 2005 (the “Reconstitution Date”), as if such representations and warranties were made on such date and (ii) the representations and warranties set forth in Section 7.02 of the Servicing Agreement are true and correct as of the Closing Date (as defined in the Servicing Agreement).  In addition, Countrywide Servicing shall make the representations and warranties listed on Exhibit Four hereto as of the Reconstitution Date.

CHL and Countrywide Servicing hereby acknowledge and agree that the remedies available to the GCFP, GCA and the Trust Fund (including the Trustee acting on the Trust Fund’s behalf) in connection with any breach of the representations and warranties made by CHL or Countrywide Servicing set forth above that materially and adversely affects the value of that Mortgage Loan and the interests of the Certificateholders in such Mortgage Loan shall be as set forth in Subsection 7.03 of the Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).  Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by GCFP directly.

Assignment

CHL and Countrywide Servicing hereby acknowledge that the rights of GCFP under the Servicing Agreement as amended by this Agreement will be assigned to GCA under a Mortgage Loan Servicing Agreement and by GCA to the Trust Fund under the Pooling Agreement and agree that the Mortgage Loan Servicing Agreement and the Pooling Agreement will each be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights of GCFP under the Servicing Agreement to GCA and the Trustee, on behalf of the Trust Fund, as applicable.  In addition, the Trust Fund has, or intends to, make a REMIC election.  CHL and Countrywide Servicing hereby consent to such assignment and assumption and acknowledge the Trust Fund’s REMIC election.

Notices

1.

All notices, consents, certificates or reports (collectively, “Written Information”) required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

U.S. Bank National Association

One Federal Street

Boston, Massachusetts 02110

Attention: HarborView 2005-16

Telephone:  (617) 603-6442

Facsimile:   (617) 603-6637

2.

All Written Information required to be delivered to GCFP under the Servicing Agreement and under this Agreement shall be delivered to GCFP at the following address:

Greenwich Capital Financial Products, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Attention: Legal Department (HarborView 2005-16)

Telephone:  (203) 625-6072

Facsimile:   (203) 618-2163

Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Reconstitution

CHL, Countrywide Servicing and GCFP agree that this Agreement is a Reconstitution Agreement executed in connection with a Pass-Through Transfer and that the November 30, 2005 is the Reconstitution Date.

Limited Role of the Trustee

The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein.  No implied duties on the part of the Trustee shall be read into this Agreement.  Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement.  The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

Executed as of the day and year first above written.

GREENWICH CAPITAL FINANCIAL

PRODUCTS, INC.

By:     /s / Shakti Radhakishun

Name:       Shakti Radhakishun

Title:         Senior Vice President

COUNTRYWIDE HOME LOANS, INC.

By:       /s/ Darren Bigby

Name:        Darren Bigby

Title:          Senior Vice President

COUNTRYWIDE HOME LOANS

SERVICING LP

By: Countrywide GP, Inc., its General Partner

By:       /s/ Darren Bigby

Name:        Darren Bigby

Title:          Senior Vice President

Acknowledged By:

U.S. BANK NATIONAL ASSOCIATION

not in its individual capacity, but solely as Trustee

under the Pooling Agreement

By:        /s/ James H. Byrnes

Name:        James H. Byrnes

Title:          Vice President

EXHIBIT ONE

Modifications to the Servicing Agreement

1.

The definition of “Business Day” in Section 1 is hereby amended in its entirety to read as follows:

Business Day:  Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of Minnesota, the State of California, the State of Texas or the State of New York are authorized or obligated by law or executive order to be closed.

2.

The definition of “Eligible Account” in Section 1 is hereby amended in its entirety to be as defined in the Pooling Agreement.

3.

The definition of “Mortgage Interest Rate” in Section 1 is hereby amended by adding the phrase “net of any Relief Act Reduction” to the end of such definition.

4.

The definition of “Opinion of Counsel” in Section 1 is hereby amended in its entirety to read as follows:

Opinion of Counsel:  A written opinion of counsel, who may be an employee of Countrywide, that is reasonably acceptable to the Trustee provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee and GCFP who (i) is in fact independent of Countrywide, (ii) does not have any material direct or indirect financial interest in Countrywide or in any affiliate of any such entity and (iii) is not connected with Countrywide as an officer, employee, director or person performing similar functions.

5.

A new definition of “Permitted Investments” is hereby added to Section 1 immediately following the definition of “Periodic Rate Cap” to read as follows:

Permitted Investments:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

(A) such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of the Rating Agency and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii)

repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the Rating Agency;

(iv)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by the Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by the Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

(vi)

units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee or an affiliate thereof having the highest applicable rating from the Rating Agency; and

(vii)

if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial ratings of the Senior Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

6.

A new definition of “Prepayment Charge” is hereby added to Section 1 immediately following the definition of “Person” to read as follows:

Prepayment Charge:  With respect to any Mortgage Loan specified on Exhibit Five hereto and any Remittance Date, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Due Period in accordance with the terms thereof.

7.

A new definition of “Rating Agency” is hereby added to Section 1 immediately following the definition of “Qualified Substitute Mortgage Loan” to read as follows:

Rating Agency:  Any nationally recognized statistical rating agency rating the securities issued in a mortgage securitization as a result of a Pass-Through Transfer.

8.

A new definition of “Relief Act Reduction” is hereby added to Section 1 immediately following the definition of “Refinanced Mortgage Loan” to read as follows:

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, or any similar state law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

9.

A new definition of “REMIC Provisions” is hereby added to Section 1 immediately following the definition of “REMIC” to read as follows:

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

10.

The definition of “Remittance Date” is amended and restated to read as follows:

Remittance Date:  The 18th calendar day of any month or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

11.

A new definition of “Sarbanes Certifying Party” is added to Section 1 immediately before the definition of “Seller” to read as follows:

Sarbanes Certifying Party:  A Person who provides a certification required under the Sarbanes-Oxley Act of 2002 on behalf of the Trust Fund.

12.

Subsection 7.02 (Representations and Warranties for Individual Mortgage Loans) is hereby amended by deleting the “and” at the end of clause (lii), by deleting the period at the end of clause (liii) and adding a “; and” and by adding the following clause (liv):

(liv)

Each Prepayment Charge relating to any Mortgage Loan listed on Exhibit Five hereto is permissible, enforceable and collectable under applicable federal and state law.

13.

Subsection 7.03 (Remedies for Breach of Representations and Warranties) is hereby amended as follows:

(i)

by adding the words “(from its own funds)” to the first sentence of the fifth paragraph after the word “indemnify;”

(ii)

by replacing the words “the Purchaser and hold it” at the beginning of the second line of the fifth paragraph with “GCFP, the Depositor, the Trustee and the Trust Fund and hold each of them;”

(iii)

by replacing each of the references to “the Purchaser” in the last sentence of the fifth paragraph with “GCFP, the Depositor, the Trustee and the Trust Fund;” and

(iv)

by replacing each of the references to “the Purchaser” in the sixth paragraph of Section 7.03 with “GCFP, the Depositor or the Trustee.”

14.

Subsection 7.04 (Reserved) is hereby titled “Credit Reporting” and amended as follows:  The Servicer will fully furnish in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

15.

Subsection 13.01 (Additional Indemnification by the Seller; Third Party Claims) is hereby amended:

(i)

 by replacing each of the two references to “the Purchaser” in the first sentence with “the Trust Fund, the Trustee and the Depositor;”

(ii)

by replacing the first and third reference to “the Purchaser” in the second sentence with “the Trust Fund;”

(iii)

by replacing the second reference to “the Purchaser” in the second sentence with “the Trustee;”

(iv)

by replacing each reference to “the Purchaser” in the fourth sentence with “the Trust Fund, the Trustee and the Depositor;” and

(v)

by replacing the reference to “the Purchaser” in the last sentence with “the Trust Fund.”

16.

Subsection 13.04 (Seller Not to Resign) is hereby amended as follows:

(i)

by replacing the reference to “the Purchaser” in the second line with “the Trustee;”

(ii)

by replacing the first reference to “the Purchaser” in the second sentence with “the Trustee;” and

(iii)

by replacing the second reference to “the Purchaser” in the second sentence with “the Trustee.”

17.

Subsection 13.05 (No Transfer of Servicing) is hereby amended by replacing the words “prior written approval of the Purchaser” with “the prior written consent of the Trustee, which consent shall not be unreasonably withheld” in the second sentence of the paragraph.

18.

Subsection 14.01 (Events of Default) is hereby amended as follows:

(i)

by replacing each reference to “the Purchaser” with “the Trustee;”

(ii)

by amending and restating clause (i) of Section 14.01 to read as follows:

(i) any failure of the Servicer to remit to the Trustee any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after the date upon which such payment was required to be made; or

(iii)

by adding the words “subject to clause (ix) of this Subsection 14.01,” at the beginning of clause (ii);

(iv)

by replacing in clause (ix) the words “Sections 11.25 and 11.26 of the Servicing Addendum, which failure continues unremedied for a period of thirty (30) days” with the words “Sections 11.25 or 11.26 of the Servicing Addendum, which failure continues unremedied for a period of fifteen (15) days;” and

(v)

by adding the words “within the applicable cure period” after the word “remedied” in the beginning of the last paragraph.

19.

Subsection 14.02 (Waiver of Defaults) is hereby amended by replacing the reference to “The Purchaser” with “The Trustee.”

20.

Section 15.01 (Termination) is hereby deleted in its entirety and replaced by the following:

Section 15.01  Termination

The respective obligations and responsibilities of the Servicer shall terminate upon the: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) in accordance with Section 13.05.

21.

Section 16 (Successor to the Seller) is hereby amended as follows:

(i)

by replacing the words “Prior to” with “Upon” at the beginning of the first sentence of the first paragraph;

(ii)

by replacing the reference to “Section 15.01(ii) or 15.02” with “Subsection 14.01 or Section 15” in the second line of the first paragraph;

(iii)

by adding the words “, in accordance with the Pooling Agreement,” after the word “shall” in the second line of the first paragraph;

(iv)

by adding the following new sentence immediately after the first sentence of the first paragraph to read as follows:

Any successor to the Servicer shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

(v)

by adding the following proviso at the end of the second sentence of the first paragraph immediately before the period to read as follows:

; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

(vi)

by replacing the reference to “the Purchaser” in the second line of the second paragraph with “the Trustee;” and

(vii)

by adding the following new paragraph as the fifth paragraph to read as follows:

Except as otherwise provided in this Section 16, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of termination for cause under Subsection 14.01 or resignation of the Servicer), including, without limitation, the costs and expenses of the Trustee or any other Person in appointing a successor servicer, or of the Trustee in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.  Notwithstanding any of the foregoing, all reasonable costs and expenses incurred in connection with any transfer of servicing pursuant to Subsection 15.02 shall be paid by the Trust Fund.

22.

Section 24 (Successors and Assigns; Assignment of Purchase Agreement) is hereby amended by replacing the words “the consent of the Purchaser” at the end of the second sentence with “the prior written consent of Greenwich Capital Acceptance, Inc., the Trustee and each Rating Agency.”

23.

A new Section 35 (Amendment) is hereby added to the Servicing Agreement to read as follows:

SECTION 35.  Amendment.  This Agreement may be amended only by written agreement signed by the Servicer, Greenwich Capital Acceptance, Inc. and the Trustee.  The party requesting such amendment shall, at its own expense, provide the Greenwich Capital Acceptance, Inc. and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Serviced Mortgage Loans.

24.

A new Section 36 (Intended Third Party Beneficiaries) is hereby added to the Servicing Agreement to read as follows:

SECTION 36.  Intended Third Party Beneficiaries.  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee as if the Trustee were a party to this Agreement, and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Trustee hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust Fund pursuant to the Pooling Agreement.

25.

Section 11.01 of the Servicing Addendum (Seller to Act as Servicer) is hereby amended as follows:

(i)

by adding the following proviso at the end of the first paragraph to read as follows:

provided, however, that the Seller shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Seller has received an Opinion of Counsel (but not at the expense of the Seller) to the effect that the contemplated action will not cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

(ii)

by adding the following additional proviso at the end of the first sentence of the second paragraph to read as follows:

; provided, further, no such modification shall be permitted unless the Seller shall have provided to the Trustee an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event (as defined in the Pooling Agreement).  The costs of obtaining such Opinion of Counsel shall be a reimbursable expense to the Seller to be withdrawn from the Custodial Account pursuant to Section 11.05.  Promptly after the execution of any modification of any Mortgage Loan, the Seller shall deliver to the Trustee the originals of any documents evidencing such modification.

26.

Section 11.04 of the Servicing Addendum (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

(i)

by adding the words “, entitled ‘in trust for the Trustee of the HarborView 2005-16 Trust Fund’” at the end of the first sentence of the first paragraph.

(ii)

by deleting the “and” at the end of clause (x), by deleting the period at the end of clause (xi) and replacing it with “; and” and by adding a new clause (xii) after the end of clause (xi) to read as follows:

(xii)

all Prepayment Charges in respect of those Mortgage Loans listed on Exhibit Five hereto.

(iii)

by adding a new paragraph at the end of the section to read as follows:

“Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that the Servicer shall be under no obligation or duty to invest (or otherwise pay interest on) amounts held in the Custodial Account.  All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Remittance Date (except that if such Permitted Investment is an obligation of the Servicer, then such Permitted Investment shall mature not later than such applicable Remittance Date).  Any and all investment earnings from any such Permitted Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund.  The risk of loss of moneys required to be remitted to the Trustee resulting from such investments shall be borne by and be the risk of the Servicer.  The Servicer shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Remittance Date.”

27.

Section 11.05 of the Servicing Addendum (Permitted Withdrawals From the Custodial Account) is hereby amended by adding a new subclause (ix) to read as follows:

(ix)  to reimburse itself for unreimbursed Servicing Advances to the extent that such amounts are nonrecoverable by the Servicer pursuant to subclause (iii) above;

28.

Section 11.06 of the Servicing Addendum (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended by adding the words “, entitled “in trust for the Trustee of the HarborView 2005-16 Trust Fund” at the end of the first sentence of the first paragraph.

29.

Section 11.17 of the Servicing Addendum (Distributions) is hereby amended by (a) deleting the words “the second Business Day following” in the first sentence of the second paragraph and (b) replacing the words “day following such second Business Day” in the second sentence of the second paragraph with “Business Day on which such payment was due.”

30.

Section 11.18 of the Servicing Addendum (Statements to the Purchaser) is hereby amended by deleting the first sentence in its entirety and replacing it with the following:

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Trustee the information shown in Exhibit 11, including but not limited to (i) a monthly remittance advice in written or electronic format (or in such other format mutually agreed to between the Servicer and the Trustee) relating to the period ending on the last day of the preceding calendar month in such form mutually agreed to in writing between the Servicer and the Trustee and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Trustee.  In addition, no later than the close of business New York time on the fifth Business Day prior to such Distribution Date, the Servicer shall deliver or cause to be delivered to the Trustee in addition to the information provided in Exhibit 11, such other loan-level information reasonably available to it with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 5.01 of the Pooling Agreement.

31.

Section 11.25 of the Servicing Addendum (Statement as to Compliance) is hereby amended as follows:

(i)

by replacing in its entirety subparagraph (a) with the following:

(a)

The Seller will deliver to the Trustee and the Sarbanes Certifying Party on or before March 15, 2006 and each year thereafter, an Officer’s Certificate (the “Annual Statement of Compliance”) stating that (i) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officer’s supervision and (ii) to the best of such officers’ knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

(ii)

by replacing the words “March 15, 2004, and March 1” with the words “March 15, 2006, and March 15” in subparagraph (b);

32.

Section 11.26 of the Servicing Addendum (Independent Public Accountants’ Servicing Report) is hereby amended in its entirety by the following:

On or before March 15, 2006 and each year thereafter, the Seller at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement (the “Annual Independent Public Accountant’s Servicing Report “) to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans by the Seller generally that include a sampling of the Mortgage Loans, the provisions of Article II and Article IV have been complied with and, on the basis of such an examination conducted substantially in accordance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

33.

A new Section 11.29 (Prepayment Charges) is hereby added to the Servicing Addendum to read as follows:

Section 11.29  Prepayment Charges.  The Seller shall not waive any Prepayment Charge in respect of those Mortgage Loans listed on Exhibit Five hereto which contains a Prepayment Charge which prepays during the term of the charge.  If the Seller fails to collect the Prepayment Charge upon any prepayment of any such Mortgage Loan which contains a Prepayment Charge, the Seller shall pay the Trust Fund at such time (by deposit to the Custodial Account) an amount equal to amount of the Prepayment Charge which was not collected.  Notwithstanding the above, the Seller may waive (and shall waive, in the case of (v) below) a Prepayment Charge in respect of those Mortgage Loans listed on Exhibit Five hereto without paying the Trust Fund the amount of the Prepayment Charge if (i) the Mortgage Loan is in default (defined as 61 days or more delinquent) and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, (ii) if the Mortgage Loan is foreseen to be in default and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, (iii) the collection of the Prepayment Charge would be in violation of applicable laws, (iv) the collection of such Prepayment Charge would be considered “predatory” pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters and (v) notwithstanding any state or federal law to the contrary, any Prepayment Charge in any instance when a Mortgage Loan is in foreclosure.

34.

Exhibit 13 of the Servicing Agreement is hereby amended in its entirety as follows:

EXHIBIT 13

FORM OF BACK-UP CERTIFICATION

I, [identify the certifying individual], certify to the Sarbanes Certifying Party, and its respective officers, directors, agents and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans conducted by the Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such statements or reports;

2.

Based on my knowledge, the servicing information required to be provided to the Trustee by the Servicer under the Servicing Agreement has been provided to the Trustee by the Servicer;

3.

I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon my knowledge and the annual compliance review required by the Servicing Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant’s Servicing Report submitted to the Trustee, the Servicer has, as of the last day of the period covered by the Annual Statement of Compliance fulfilled its obligations under the Servicing Agreement; and

4.

The Annual Statement of Compliance discloses all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards based upon the Annual Independent Public Accountant’s Servicing Report provided as a result of a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Master Mortgage Loan Purchase and Servicing Agreement (the “MLPSA”) dated as of April 1, 2003 between Countrywide Home Loans, Inc. and Greenwich Capital Financial Products, Inc., as amended and as reconstituted pursuant to a Reconstituted Servicing Agreement dated as of November 1, 2005 among Greenwich Capital Financial Products, Inc., Countrywide Home Loans, Inc. and Countrywide Servicing LP (together with the MLPSA, the “Servicing Agreement”).

By:

Name:

Title:

Date:

EXHIBIT TWO

List of Mortgage Loans

On File with McKee Nelson

EXHIBIT THREE

Servicing Agreement

On File with McKee Nelson

EXHIBIT FOUR

Additional Representations and Warranties

Countrywide Servicing, as Servicer, represents, warrants and covenants to GCFP, GCA and the Trustee as of the Reconstitution Date that:

(i)

The Servicer is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Texas and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property related to a Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon the Servicer by any state having jurisdiction and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan serviced and to service the Mortgage Loans in accordance with the terms of this Agreement;

(ii)

The Servicer has the full power and authority to service each Mortgage Loan which the Servicer is required to service hereunder, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except to the extent that (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(iii)

The execution and delivery of this Agreement by the Servicer, the servicing of the Mortgage Loans by the Servicer hereunder, the consummation by the Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not (A) result in a breach of any term, condition or provision of the organizational documents of the Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; and the Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

(iv)

The Servicer is an approved seller/servicer for Fannie Mae and an approved servicer for Freddie Mac in good standing and is a HUD-approved non-supervised mortgagee pursuant to Section 203 and Section 211 of the National Housing Act, and no event has occurred, including but not limited to a change in insurance coverage, that would make the Servicer unable to comply with HUD, Fannie Mae or Freddie Mac eligibility requirements or which would require notification to any of HUD, Fannie Mae or Freddie Mac;

(v)

No action, suit, proceeding, investigation or litigation is pending or, to the best knowledge of the Servicer, threatened against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof; and

(vi)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation by the Servicer of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the date of this Agreement.

(vii)

The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(viii)

No written statement, report or other document prepared and furnished or to be prepared and furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading; and

(ix)

The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

EXHIBIT FIVE

List of Mortgage Loans with Prepayment Charges Assigned to the Trust Fund On File with McKee Nelson